SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2002

HILLENBRAND INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	1-6651 (Commission File Number)	35-1160484 (IRS Employer Identification No.)

700 State Route 46 East Batesville, Indiana (Address of principal executive offices)	47006-8835 (Zip Code)

Registrant’s telephone number, including area code: (812) 934-7000

Not Applicable
(Former name or former address,
if changed since last report.)

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SIGNATURES
EXHIBIT INDEX
Press Release

Item 5. OTHER EVENTS.

     On August 2, 2002, the Company announced that it had entered into two new unsecured credit facilities for $500 million to be used for working capital, capital expenditures, other corporate purposes, and to finance acquisitions. The facilities are with a syndicate of banks led by Bank of America, N.A. and Citicorp USA, Inc. This announcement is more fully described in the press release filed as Exhibit 99.1 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibit.

99.1	Press release dated August 2, 2002 issued by the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND INDUSTRIES, INC.

DATE:	August 5, 2002	BY:	/s/ Scott K. Sorensen Scott K. Sorensen Vice President and Chief Financial Officer

DATE:	August 5, 2002	BY:	/s/ Gregory N. Miller Gregory N. Miller Vice President and Controller

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EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press release dated August 5, 2002 issued by the Company.

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